EXHIBIT 21.1

INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Organization	Name Under Which Subsidiary Does Business
CBS Radio Annapolis Holdings, LLC	Delaware	CBS Radio Annapolis Holdings, LLC
CBS Radio Annapolis LLC	Delaware	CBS Radio Annapolis LLC
CBS Radio East Holdings, LLC	Delaware	CBS Radio East Holdings, LLC
CBS Radio East, LLC	Delaware	CBS Radio East, LLC
CBS Radio Holdings of Orlando, LLC	Delaware	CBS Radio Holdings of Orlando, LLC
CBS Radio Inc.	Delaware	CBS Radio Inc.
CBS Radio of Atlanta, LLC	Delaware	CBS Radio of Atlanta, LLC
CBS Radio of Boston, LLC	Delaware	CBS Radio of Boston, LLC
CBS Radio of Detroit, LLC	Delaware	CBS Radio of Detroit, LLC
CBS Radio of Illinois, LLC	Delaware	CBS Radio of Illinois, LLC
CBS Radio of Los Angeles, LLC	Delaware	CBS Radio of Los Angeles, LLC
CBS Radio of Maryland, LLC	Delaware	CBS Radio of Maryland, LLC
CBS Radio of Michigan, LLC	Delaware	CBS Radio of Michigan, LLC
CBS Radio of Northern California, LLC	Delaware	CBS Radio of Northern California, LLC
CBS Radio of Washington DC, LLC	Delaware	CBS Radio of Washington DC, LLC
CBS Radio Media Corporation	Delaware	CBS Radio Media Corporation
CBS Radio of Chicago LLC	Delaware	CBS Radio of Chicago LLC
CBS Radio of Sacramento, LLC	Pennsylvania	CBS Radio of Sacramento, LLC
CBS Radio Services Inc.	Delaware	CBS Radio Services Inc.
CBS Radio Stations Inc.	Delaware	CBS Radio Stations Inc.
CBS Radio Texas, LLC	Delaware	CBS Radio Texas, LLC
CBS Radio Tower, LLC	Delaware	CBS Radio Tower, LLC
CBS Radio WLIF-AM, LLC	Maryland	CBS Radio WLIF-AM, LLC
CBS Radio WLIF, LLC	Maryland	CBS Radio WLIF, LLC
CBS Radio WPGC (AM), LLC	Delaware	CBS Radio WPGC (AM), LLC
CBS Sports Radio, LLC	Delaware	CBS Sports Radio, LLC
Delaware Equipment Holdings, LLC	Delaware	Delaware Equipment Holdings, LLC
Entercom Abe Holdings, LLC	Delaware	Entercom Abe, LLC
Entercom Atlanta, LLC	Delaware	Entercom Atlanta, LLC
Entercom Atlanta License, LLC	Delaware	Entercom Atlanta License, LLC
Entercom Austin, LLC	Delaware	Entercom Austin, LLC
Entercom Boston, LLC	Delaware	Entercom Boston, LLC
Entercom Buffalo, LLC	Delaware	Entercom Buffalo, LLC
Entercom Buffalo License, LLC	Delaware	Entercom Buffalo License, LLC
Entercom California, LLC	Delaware	Entercom Sacramento, Entercom San Francisco

EXHIBIT 21.1

INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Organization	Name Under Which Subsidiary Does Business
Entercom Denver, LLC	Delaware	Entercom Denver, LLC
Entercom Denver II, LLC	Delaware	Entercom Denver II, LLC
Entercom Denver II License, LLC	Delaware	Entercom Denver II License, LLC
Entercom Gainesville, LLC	Delaware	Entercom Gainesville, LLC
Entercom Greenville, LLC	Delaware	Entercom Greenville, LLC
Entercom Indianapolis, LLC	Delaware	Entercom Indianapolis, LLC
Entercom Kansas City, LLC	Delaware	Entercom Kansas City, LLC
Entercom License, LLC	Delaware	Entercom License, LLC
Entercom Madison, LLC	Delaware	Entercom Madison, LLC
Entercom Massachusetts, LLC	Delaware	Entercom Massachusetts, LLC
Entercom Miami, LLC	Delaware	Entercom Miami, LLC
Entercom Miami License, LLC	Delaware	Entercom Miami License, LLC
Entercom Milwaukee, LLC	Delaware	Entercom Milwaukee, LLC
Entercom Missouri, LLC	Delaware	Entercom Missouri, LLC
Entercom New Orleans, LLC	Delaware	Entercom New Orleans, LLC
Entercom New Orleans License, LLC	Delaware	Entercom New Orleans License, LLC
Entercom New York, Inc.	New York	Entercom Buffalo, LLC
Entercom Buffalo License, LLC
Entercom Rochester, LLC
Entercom Rochester License, LLC
Entercom New York City, LLC	Delaware	Entercom New York City, LLC, Entercom Manhattan
Entercom North Carolina, LLC	Delaware	Entercom North Carolina, LLC, Entercom Greensboro
Entercom Oklahoma, LLC	Delaware	Entercom Oklahoma, LLC
Entercom Portland, LLC	Delaware	Entercom Portland, LLC
Entercom Properties, LLC	Delaware	Entercom Properties, LLC
Entercom Providence, LLC	Delaware	Entercom Providence, LLC
Entercom Radio, LLC	Delaware	Entercom Radio, LLC
Entercom Rochester, LLC	Delaware	Entercom Rochester, LLC
Entercom Rochester License, LLC	Delaware	Entercom Rochester License, LLC
Entercom San Diego, LLC	Delaware	Entercom San Diego, LLC
Entercom San Diego License, LLC	Delaware	Entercom San Diego License, LLC
Entercom Seattle, LLC	Delaware	Entercom Seattle, LLC
Entercom Springfield, LLC	Delaware	Entercom Springfield, LLC
Entercom Tennessee, LLC	Delaware	Entercom Tennessee, LLC, Entercom Memphis
Entercom Virginia, LLC	Delaware	Entercom Virginia, LLC, Entercom Norfolk

EXHIBIT 21.1

INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Organization	Name Under Which Subsidiary Does Business
Entercom Wichita, LLC	Delaware	Entercom Wichita, LLC
Entercom Wilkes-Barre Scranton, LLC	Delaware	Entercom Wilkes-Barre Scranton, LLC
Eventful, LLC	Delaware	Eventful, LLC
Infinity Broadcasting LLC	Delaware	Infinity Broadcasting LLC
Smartreach Digital, LLC	Delaware	Smartreach Digital, LLC
The Audio House, LLC	California	The Audio House, LLC